This Monthly Financial Report (the "Financial Report") is limited in scope, covers a limited time period and has been prepared soley for purposes of complying with the monthly reporting requirements of the United States Bankruptcy Court for the Eastern District of Wisconsin in Milwaukee. Keystone Consolidated Industries, Inc's ("Keystone") wholly-owned subsidiary, Engineered Wire Products, Inc. ("EWP") has not filed for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code, and financial information for EWP has been omitted from the Financial Report. The Financial Report is unaudited and does not purport to show the financial statements of Keystone or any of its subsidiaries in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed upon the Financial Report. There can be no assurance that such information is complete.


                            MONTHLY FINANCIAL REPORT

                           OFFICE OF THE U.S. TRUSTEE
                          EASTERN DISTRICT OF WISCONSIN


Case Name: FV Steel & Wire Company ("FVSW")               Case No:  04-22421-SVK
           Keystone Consolidated Industries, Inc. ("KCI")           04-22422-SVK
           DeSoto Environmental Management, Inc. ("DEMI")           04-22423-SVK
           J.L. Prescott Company ("JLP")                            04-22424-SVK
           Sherman Wire Company ("SWC")                             04-22425-SVK
           Sherman Wire of Caldwell, Inc.("SWCI")                   04-22426-SVK


                           FOR MONTH OF OCTOBER, 2004.


                              I. FINANCIAL SUMMARY

                         CASH RECEIPTS AND DISBURSEMENTS
                         -------------------------------

                                   FVSW       KCI       DEMI      JLP      SWC      SWCI       Total
                                   ----       ---        ----      ---       ---      ----     -----
A.  CASH ON HAND START OF MONTH         $0 $9,799,794       $0        $0    ($956)       $0  $9,798,838
                                 -----------------------------------------------------------------------
B.  RECEIPTS                             0 77,474,387        0         0    6,157     1,250  77,481,794
C.  DISBURSEMENTS                        0 78,135,290        0         0    4,722     1,250  78,141,262
                                 -----------------------------------------------------------------------
D.  NET RECEIPTS (DISBURSEMENTS)         0   (660,903)       0         0    1,435         0    (659,468)
                                 -----------------------------------------------------------------------
E.  CASH ON HAND END OF MONTH           $0 $9,138,891       $0        $0     $479        $0  $9,139,370
                                 =======================================================================

Note 1 - KCI Cash On Hand At End of Month includes $10,638,136 of cash held in escrow for PSC Metals, Inc. pending resolution of disputed ferrous scrap ownership. (See U.S. Bank - Portland, Oregon accounts # 15365681004 and # 436000100).

Note 2 - KCI Receipts and Disbursement exclude transfers between KCI cash accounts of $56,321,366.


                            PROFIT AND LOSS STATEMENT
                            -------------------------
                                  ACCRUAL BASIS
                                  -------------

                                                                                                  Sub        Elimin-
                                       FVSW      KCI       DEMI     JLP       SWC       SWCI     Total       ations        Total
                                       ----      ---       ----     ---       ---       ----     -----       ------        -----
A   NET SALES                             $0 $36,955,317      $0       $0 $1,677,464       $0 $38,632,781 ($1,464,300) $37,168,481
B.  COST OF SALES                          0  28,842,733       0        0  1,248,285        0  30,091,018  (1,464,300)  28,626,718
                                      ---------------------------------------------------------------------------------------------
C.  GROSS PROFIT                           0   8,112,584       0        0    429,179        0   8,541,763           0    8,541,763
D.  TOTAL OPERATING EXPENSES           4,410   5,583,103       0   60,050    424,990   14,345   6,086,898    (236,435)   5,850,463
                                      ---------------------------------------------------------------------------------------------
E.  NET INCOME (LOSS) FROM OPERATION  (4,410)  2,529,481       0  (60,050)     4,189  (14,345)  2,454,865     236,435    2,691,300
F.  NON-OPERATING, NON-RECURRING
       REVENUEE(EXPENSES))             7,713  (1,399,735) 60,000        0    102,404        0  (1,229,618)   (236,435)  (1,466,053)
                                      ---------------------------------------------------------------------------------------------
H.  NET INCOME (LOSS)                 $3,303  $1,129,746 $60,000 ($60,050)  $106,593 ($14,345) $1,225,247          $0   $1,225,247
                                      =============================================================================================

                   II. PROFIT & LOSS STATEMENT (ACCRUAL BASIS)

                                                                                                 Sub        Elimin-
                                       FVSW       KCI        DEMI     JLP    SWC       SWCI     Total       ations        Total
                                       ----       ---        ----     ---    ---       ----     -----       ------        -----
A.  Related to Business Operations:
    ------------------------------
Total Revenue (Sales)                        $36,955,317                   $1,677,464          $38,632,781 ($1,464,300) $37,168,481
                                      ---------------------------------------------------------------------------------------------
Less:  Cost of Goods Sold:
  Beginning Inventory at Cost                 46,806,436                    2,329,708           49,136,144               49,136,144
  Add: Purchases                              22,230,814                    1,058,890           23,289,704  (1,464,300)  21,825,404
  Less:  Ending Inventory at Cost             40,194,517                    2,140,313           42,334,830               42,334,830
                                      ---------------------------------------------------------------------------------------------
Cost of Good Sold                          0  28,842,733       0        0   1,248,285       0   30,091,018  (1,464,300)  28,626,718
                                      ---------------------------------------------------------------------------------------------
Gross Profit                               0   8,112,584       0        0     429,179       0    8,541,763           0    8,541,763
                                      ---------------------------------------------------------------------------------------------
Less:  Operating Expenses:
  Officer Compensation                            52,115                                            52,115                   52,115
  Salaries and Wages-
   Other Employees                             1,490,909                      100,892            1,591,801                1,591,801
  Employee Benefits and Pensions         105     558,325                       44,413   7,803      610,646                  610,646
  Payroll Taxes                                  126,032                       16,720              142,752                  142,752
  Real Estate Taxes                               15,289                       13,695    (240)      28,744                   28,744
  Federal and State Income Taxes                       0                                                 0                        0
  Rent and Lease Expense                          52,978                        1,652     250       54,880                   54,880
  Interest Expense                               467,423            60,000                         527,423    (222,850)     304,573
  Insurance                                       88,622                       15,912              104,534                  104,534
  Automobile Expense                                   0                            0                    0                        0
  Utilities                                      225,744                       12,290              238,034                  238,034
  Depreciation and Amortization        4,305   1,241,418                      111,572   4,923    1,362,218                1,362,218
  Repairs and Maintenance                        217,969                        8,238       0      226,207                  226,207
  Advertising                                     60,577                                            60,577                   60,577
  Supplies, Office Expense and
   Photocopies                                   202,812                        7,541              210,353                  210,353
  Bad Debts                                            0                                                 0                        0
  Miscellaneous                           0      782,890       0        50     92,065    1,609     876,614     (13,585)     863,029
                                      ---------------------------------------------------------------------------------------------
Total Operating Expenses               4,410   5,583,103       0    60,050    424,990   14,345   6,086,898    (236,435)   5,850,463
                                      ---------------------------------------------------------------------------------------------
Net Income (Loss) From Operations     (4,410)  2,529,481       0   (60,050)     4,189  (14,345)  2,454,865     236,435    2,691,300
                                      ---------------------------------------------------------------------------------------------

B.  Not Related to Business Operations:
    ----------------------------------
Revenue:
  Interest Income                        713      23,858   60,000             162,850              247,421    (222,850)      24,571
  Net Gain (Loss) on Sale of Assets             (102,451)                                         (102,451)                (102,451)
  Other                                7,000      55,556        0        0          0        0      62,556     (13,585)      48,971
                                      ---------------------------------------------------------------------------------------------
Total Non-Operating Revenue            7,713     (23,037)  60,000        0    162,850        0     207,526    (236,435)     (28,909)
                                      ---------------------------------------------------------------------------------------------
Expenses:
  Legal and Professional Fees              0   1,376,698        0        0     60,446        0   1,437,144           0    1,437,144
  Other                                    0           0        0        0          0        0           0           0            0
                                      ---------------------------------------------------------------------------------------------
Total Non-Operating Expenses               0   1,376,698        0        0     60,446        0   1,437,144           0    1,437,144
                                      ---------------------------------------------------------------------------------------------

Net Income (Loss) For Period          $3,303  $1,129,746  $60,000 ($60,050)  $106,593 ($14,345) $1,225,247          $0   $1,225,247
                                      =============================================================================================

Note 1 - Beginning and ending inventory balances shown above do not include reserves related to LIFO and obsolescence that are reflected in the inventory balances shown on the Balance Sheet.

Note 2 - Interest income at DEMI and SWC is based on the balance of intercompany receivables.

                                IV. BALANCE SHEET

                                                                                           Sub           Elimin-
                        FVSW         KCI          DEMI     JLP     SWC        SWCI        Total          ations           Total
                        ----         ---          ----     ---     ---        ----        -----          ------           -----
   ASSETS
   ------
Current
-------
Cash                              $9,138,891                         $479                $9,139,370                     $9,139,370
Inventory                53,582   34,209,343                    2,335,503                36,598,428                     36,598,428
Accounts Receivable               33,471,616                      740,314       6,000    34,217,930                     34,217,930
Prepaid Expenses                   1,460,005                      196,154       1,264    1,657,423                       1,657,423
Other - Exhibit E        75,712    1,395,492   15,089,793   0     360,264           0    16,921,261   (15,455,838)       1,465,423
                     ---------------------------------------------------------------------------------------------------------------
   Total Current
    Assets              129,294   79,675,347   15,089,793   0   3,632,714       7,264    98,534,412   (15,455,838)       3,078,574
                     ---------------------------------------------------------------------------------------------------------------

Fixed
-----
Property and
 Equipment            1,175,330  323,959,453                   21,679,004   2,291,278   349,105,065                    349,105,065
Accumulated
 Depreciation          (729,874)(241,570,800)                 (16,967,004) (1,823,024) (261,090,702)                  (261,090,702)
                     ---------------------------------------------------------------------------------------------------------------
  Total Fixed Assets    445,456   82,388,653            0   0   4,712,000     468,254    88,014,363             0       88,014,363
                     ---------------------------------------------------------------------------------------------------------------

Other
-----
Restricted Investments             5,716,907                      248,296                 5,965,203                      5,965,203
Prepaid Pension Asset            134,806,352                                            134,806,352                    134,806,352
Deferred Financing
 Costs                             1,420,313                                              1,420,313                      1,420,313
Goodwill                             751,508                                                751,508                        751,508
Other - Exhibit F       115,000   39,610,719            0   0   2,246,871           0    41,972,590   (41,173,674)         798,916
                     ---------------------------------------------------------------------------------------------------------------
   Total Other
    Assets              115,000  182,305,799            0   0   2,495,167           0   184,915,966   (41,173,674)     143,742,292
                     ---------------------------------------------------------------------------------------------------------------
     Total Assets      $689,750 $344,369,799  $15,089,793  $0 $10,839,881    $475,518  $371,464,741  ($56,629,512)    $314,835,229
                     ===============================================================================================================

                                IV. BALANCE SHEET (con't)

                                                                                                    Sub       Elimin-
                        FVSW         KCI          DEMI         JLP          SWC        SWCI        Total       ations      Total
                        ----         ---          ----         ---          ---        ----        -----       ------      -----
   LIABILITIES
   -----------
Current
Pre-Petition
 Accounts Payable                 19,620,309                             1,012,833      54,503   20,687,645               20,687,645
Post-Petition
 Accounts Payable                 11,271,157                               148,575       1,750   11,421,482               11,421,482
Pre-Petition
 Accounts Payable-
 Affiliates          (2,649,073)  88,168,050   5,774,107   15,552,291  (89,758,156) (1,459,080)  15,628,139 (14,904,350)     723,789
Post-Petition
 Accounts Payable-
 Affiliates            (126,110)   2,618,132     310,882      358,530     (767,684)   (149,206)   2,244,544    (551,488)   1,693,056
Pre-Petition
 Accrued Expenses-
 Exhibit G                3,183   17,237,045      35,632      (36,000)   6,668,380      64,082   23,972,322           0   23,972,322
Post-Petition
 Accrued Expenses-
 Exhibit H                    0   13,809,146           0            0      246,708      (2,457)  14,053,397           0   14,053,397
Post-Petition
 Accrued
 Professional Fees                 4,281,075                                 2,939                4,284,014                4,284,014
Post-Petition
 Accrued Other
 Taxes-Exhibit M              0      352,800           0            0       81,914       1,881      436,595           0      436,595
Pre-Petition
 Notes Payable
 and Current                                                                                              0                        0
 Maturities of
 Long Term Debt                   28,116,000                                20,290               28,136,290               28,136,290
Post-Petition
 Notes Payable
 and Current                                                                                              0                        0
 Maturities of
 Long Term Debt                   20,575,770                               (15,743)              20,560,027               20,560,027
Accrued OPEB Cost                 11,441,001                  155,000      297,662               11,893,663               11,893,663
Income Taxes
 Payable                                                                                                  0                       0
Pre-petition
 accrued pref.
 Stock dividends                  11,845,805                                                     11,845,805               11,845,805
Post petition
 accrued pref.
 Stock dividends                   4,871,845                                                      4,871,845                4,871,845
                     ---------------------------------------------------------------------------------------------------------------
     Total Current
     Liabilities     (2,772,000) 234,208,135   6,120,621   16,029,821  (82,062,282) (1,488,527) 170,035,768 (15,455,838) 154,579,930
                     ---------------------------------------------------------------------------------------------------------------

                                IV. BALANCE SHEET (con't)

                                                                                                  Sub         Elimin-
                        FVSW         KCI          DEMI       JLP         SWC         SWCI        Total        ations       Total
                        ----         ---          ----       ---         ---         ----        -----        ------       -----
Long Term
---------
Pre-Petition Long
 Term Debt                       32,180,761                                                   32,180,761                 32,180,761
Post-Petition Long
 Term Debt                                                                                             0                          0
Accrued OPEB Cos        34,849  114,237,875                1,446,589   9,074,914             124,794,227                124,794,227
Accrued Pension
 Cost                             2,773,400                                                    2,773,400                  2,773,400
Pre-Petition
 Accrued Expenses-
 Exhibit I                    0  11,096,137    3,573,908           0           0        0     14,670,045         0       14,670,045
Post-Petition
 Accrued Expenses-
 Exhibit J                    0     679,445     (184,511)          0           0        0        494,934         0          494,934
                     ---------------------------------------------------------------------------------------------------------------
     Total
     Long Term
     Liabilities        34,849  160,967,618    3,389,397   1,446,589   9,074,914        0    174,913,367         0      174,913,367
                     ---------------------------------------------------------------------------------------------------------------
Preferred Stock                   2,112,000                                        2,112,000                              2,112,000
--------------       ---------------------------------------------------------------------------------------------------------------

                                                                                                  Sub         Elimin-
                        FVSW         KCI          DEMI       JLP         SWC         SWCI        Total        ations       Total
                        ----         ---          ----       ---         ---         ----        -----        ------       -----
STOCKHOLDERS'
 EQUITY (DEFICIT)
Common Stock            10,000   10,798,251           6   2,246,866   5,619,274       1,000   18,675,397   (7,877,145)   10,798,252
Additional
 Paid-In Capital                 36,353,651                          27,579,007               63,932,658  (27,579,007)   36,353,651
Accumulated Deficit  3,416,901 (100,057,731)  5,579,769 (19,723,276) 84,186,421   1,963,045  (24,634,871) (39,274,975)  (63,909,846)
Treasury Stock                      (12,125)                        (33,557,453)             (33,569,578)  33,557,453       (12,125)
                     ---------------------------------------------------------------------------------------------------------------
   Total
   Stockholders'
   Equity
   (Deficit)         3,426,901  (52,917,954)  5,579,775 (17,476,410) 83,827,249   1,964,045   24,403,606  (41,173,674)  (16,770,068)
                     ---------------------------------------------------------------------------------------------------------------

   Total Liabilities
   & Stockholders'
   Equity
   (Deficit)          $689,750 $344,369,799 $15,089,793          $0 $10,839,881    $475,518 $371,464,741 ($56,629,512) $314,835,229
                     ===============================================================================================================

Note 1 - Inventory balances above reflect reserves related to LIFO and obslescence that are not reflected in the inventory balances shown on the Profit & Loss Statement.

Note 2 - Substantially all Current and Long Term Accrued OPEB (Future Retiree Medical) Costs were incurred pre-petition.

                                                         EXHIBIT E
                                                    OTHER CURRENT ASSETS

                                                                                                 Sub        Elimin-
                                 FVSW        KCI         DEMI       JLP        SWC      SWCI    Total       ations        Total
                                 ----        ---         ----       ---        ---      ----    -----       ------        -----
Interest Receivable                $712                                                            $712                     $712
Note Receivable                  75,000                                                          75,000                   75,000
Intercompany Receivable                   1,266,119  15,089,793             360,264          16,716,176  (15,455,838)  1,260,338
Short Term Investments                       20,428                                              20,428                   20,428
Receivable From EB Plans                     49,894                                              49,894                   49,894
Stop Loss Receivable                         58,551                                              58,551                   58,551
Security Deposit                                500                                                 500                      500
                             ----------------------------------------------------------------------------------------------------
                                $75,712  $1,395,492 $15,089,793      $0    $360,264      $0 $16,921,261 ($15,455,838) $1,465,423
                             ====================================================================================================


                                    EXHIBIT F
                             OTHER LONG TERM ASSETS

                                                                                               Sub          Elimin-
                                 FVSW        KCI       DEMI    JLP       SWC       SWCI       Total         ations      Total
                                 ----        ---       ----    ---       ---       ----       -----         ------      -----
Note Receivable                $115,000                                                       $115,000                $115,000
Rail Cars                                   355,866                                            355,866                 355,866
Investment in
 Sherman Wire Corp.                      38,915,803                                         38,915,803   (38,915,803)        0
Investment in
 Fox Valley Steel & Wire                     10,000                                             10,000       (10,000)        0
Investment in
 Sherman Wire of Caldwell Inc.                1,000                                              1,000        (1,000)        0
Investment in
 J.L. Prescott/DEMI                                                      2,246,871           2,246,871    (2,246,871)        0
Long Term
 Insurance Receivable                       323,250                                            323,250                 323,250
Deposits                                      4,800                                              4,800                   4,800
                                                                                                     0                       0
                               ------------------------------------------------------------------------------------------------
                               $115,000 $39,610,719       $0     $0     $2,246,871    $0   $41,972,590  ($41,173,674) $798,916
                               ================================================================================================

                                    EXHIBIT G
                     PRE-PETITION ACCRUED EXPENSES - CURRENT

                                                                                               Sub      Elimin-
                                 FVSW        KCI       DEMI     JLP       SWC      SWCI       Total     ations     Total
                                 ----        ---       ----     ---       ---      ----       -----     ------     -----
Income Taxes                     $3,183              $35,632 ($36,000) ($70,091)             ($67,276)            ($67,276)
Worker Comp Exp                           3,317,767                        (168)            3,317,599            3,317,599
Missar Pension                                    0                      19,935                19,935               19,935
Unclaimed Property                            6,487                      17,540                24,027               24,027
Abandoned Real Estate Exp                         0                     658,744               658,744              658,744
Legal and Professional Fees                 245,464                     487,932               733,396              733,396
Self-Insurance Liability                  2,605,387                   5,050,166             7,655,553            7,655,553
Pensions                                          0                      15,704                15,704               15,704
Salaries/Wages                               77,616                      47,300               124,916              124,916
Holiday Pay/Vacations                       248,986                     127,854               376,840              376,840
FICA - Employer                                   0                       3,257                 3,257                3,257
Federal Unemployment Taxes                        0                       3,397                 3,397                3,397
State Unemployment Taxes                          0                      20,577                20,577               20,577
Defined Contribution Plan                         0                      28,615                28,615               28,615
Medical Insurance                            86,560                      88,737    16,419     191,716              191,716
Utilities                                         0                       5,049      (110)      4,939                4,939
Volume Incentive Plan                             0                      72,000                72,000               72,000
Property Tax                                      0                      32,865     5,973      38,838               38,838
Sales/Use Tax                                     0                       8,124     1,800       9,924                9,924
Customer Overpayments                             0                      50,843                50,843               50,843
Other - Plant Shut-Down                           0                                40,000      40,000               40,000
Goods Received Not Invoiced                       0                                                 0                    0
Unearned Revenue                                  0                                                 0                    0
Sales Rebates/Discounts                   1,151,726                                         1,151,726            1,151,726
Manufacturing Misc                                0                                                 0                    0
EPA                                       7,887,572                                         7,887,572            7,887,572
Medical Insurance                           951,800                                           951,800              951,800
Accrued State Franchise Tax                 172,743                                           172,743              172,743
Accrued Bank Service Charge                  (9,925)                                           (9,925)              (9,925)
Accrued Interest                            454,639                                           454,639              454,639
Accrued Travel                               40,223                                            40,223               40,223
Accrued Taxes - Other                                                                               0                    0
                               --------------------------------------------------------------------------------------------
                                 $3,183 $17,237,045  $35,632 ($36,000) $6,668,380 $64,082 $23,972,322       $0 $23,972,322
                               ============================================================================================


                                    EXHIBIT H
                    POST PETITION ACCRUED EXPENSES - CURRENT

                                                                                               Sub     Elimin-
                                 FVSW        KCI         DEMI   JLP       SWC      SWCI       Total    ations      Total
                                 ----        ---         ----   ---       ---      ----       -----    ------      -----
Abandoned Real Estate Exp                       154                      36,100                36,254               36,254
Pensions                                          0                      64,908                64,908               64,908
Salaries/Wages                            1,156,975                      (4,548)            1,152,427            1,152,427
Holiday Pay/Vacations                     4,343,184                      18,615             4,361,799            4,361,799
Defined Contribution Plan                 1,140,700                      48,017             1,188,717            1,188,717
Medical Insurance                           103,930                     (15,399)  (3,065)      85,466               85,466
Utilities                                   159,705                      73,997      608      234,310              234,310
Legal                                       173,997                                           173,997              173,997
Professional Fees                           378,543                                           378,543              378,543
Goods Received Not Invoiced               1,779,471                                         1,779,471            1,779,471
Worker's Compensation                       711,226                                           711,226              711,226
Unearned Revenue                              6,538                                             6,538                6,538
Sales Rebates/Discounts                     910,966                                           910,966              910,966
Abanondon Property                                0                                                 0                    0
Miscellaneous                             1,377,684                      25,018             1,402,702            1,402,702
Accrued Bank Service Charge                  19,003                                            19,003               19,003
Accrued Self-Insurance Losses               390,461                                           390,461              390,461
Accrued Interest                            430,182                                           430,182              430,182
Accrued Travel                                    0                                                 0                    0
Accrued Profit Sharing                      773,446                                           773,446              773,446
Accrued Management Fees                     (47,019)                                          (47,019)             (47,019)
                               --------------------------------------------------------------------------------------------
                                     $0 $13,809,146       $0        $0 $246,708  ($2,457) $14,053,397       $0 $14,053,397
                               ============================================================================================

                                    EXHIBIT I
                    PRE-PETITION ACCRUED EXPENSES - LONG TERM

                                                                                               Sub      Elimin-
                                 FVSW        KCI       DEMI      JLP     SWC      SWCI        Total     ations    Total
                                 ----        ---       ----      ---     ---      ----        -----     ------    -----
Environmental                             3,127,000   3,573,908                             6,700,908             6,700,908
Workmans Compensation                     1,846,775                                         1,846,775             1,846,775
Accrued Deferred Interest Exp.              781,715                                           781,715               781,715
L/T Deferred Compensation                    15,660                                            15,660                15,660
Long Term Disability                         32,987                                            32,987                32,987
L/T Deferred Tax Liability                5,292,000                                         5,292,000             5,292,000
                                                                                                    0                     0
                               --------------------------------------------------------------------------------------------
                                     $0 $11,096,137  $3,573,908      $0      $0       $0  $14,670,045        $0 $14,670,045
                               ============================================================================================


                                    EXHIBIT J
                   POST PETITION ACCRUED EXPENSES - LONG TERM

                                                                                               Sub      Elimin-
                                 FVSW         KCI       DEMI      JLP     SWC     SWCI        Total     ations     Total
                                 ----         ---       ----      ---     ---     ----        -----     ------     -----
Workmans Compensation                      $677,102                                          $677,102             $677,102
Long Term Disability                          2,343                                             2,343                2,343
Environmental                                         (184,511)                              (184,511)            (184,511)
                               --------------------------------------------------------------------------------------------
                                     $0    $679,445  ($184,511)      $0       $0        $0   $494,934       $0    $494,934
                               ============================================================================================


                                    EXHIBIT M
                        POST PETITION ACCRUED OTHER TAXES

                                                                                                Sub     Elimin-
                                 FVSW        KCI        DEMI      JLP      SWC       SWCI      Total    ations      Total
                                 ----        ---        ----      ---      ---       ----      -----    ------      -----
FICA - Employer                            $252,722                        2392              $255,114             $255,114
Federal Unemployment Taxes                        0                      (3,337)               (3,337)              (3,337)
State Unemployment Taxes                          0                     (20,137)              (20,137)             (20,137)
Property Tax                                237,786                      99,784     1,881     339,451              339,451
Sales/Use Tax                                   547                       3,212                 3,759                3,759
Accrued State Franchise Tax                 (98,992)                                          (98,992)             (98,992)
Miscellaneous                               (39,263)                                          (39,263)             (39,263)
                               --------------------------------------------------------------------------------------------
                                     $0    $352,800       $0        $0  $81,914    $1,881    $436,595        $0   $436,595
                               ============================================================================================